NUSHARES ETF TRUST

NuShares ESG Large-Cap Growth ETF (NULG)

NuShares ESG Large-Cap Value ETF (NULV)

NuShares ESG Mid-Cap Growth ETF (NUMG)

NuShares ESG Mid-Cap Value ETF (NUMV)

NuShares ESG Small-Cap ETF (NUSC)

SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 13, 2016

Effective immediately, the following disclosure is hereby added as the last paragraph under “Brokerage Transactions”:

From time to time, the Sub-Adviser may effect purchases and sales of securities between a Fund and other funds or clients advised by the Sub-Adviser or an affiliate (such transactions referred to herein as “cross trades”) if it believes that such transactions are beneficial for each party and consistent with each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for the Sub-Adviser. On any occasion when a Fund participates in a cross trade, the Sub-Adviser and the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

NGN-ESGSAI-0217P